Exhibit 10(clxxv)
                    M A S T E R T R U S T A G R E E M E N T



        THIS AGREEMENT OF TRUST (the "Agreement") effective the 30th day of June, 1995, by and between NACCO INDUSTRIES, INC., a Delaware corporation (the "Company"), and VANGUARD FIDUCIARY TRUST COMPANY, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the "Trustee"),

                                   WITNESSETH

        WHEREAS, certain wholly-owned subsidiaries of the Company (the "Subsidiaries") maintain the tax-qualified employee benefit plans identified on Exhibit A hereto for the exclusive benefit of certain employees (such plans being referred to herein individually as a "Plan" and collectively as the "Plans");

        WHEREAS, the authority to conduct the general operation and administration of each of the Plans is vested in the Administrative Committee (or Committees) appointed under each such Plan, which Committees shall have the authorities specified in the applicable Plan (or portion thereof, as applicable) and in this Trust Agreement;

        WHEREAS, each such Administrative Committee (collectively, the "Plan Administrator") shall only have authority with respect to the Plan (or portion thereof, as applicable) under which it has been appointed;

        WHEREAS, the Company previously established the Master Trust between NACCO INDUSTRIES, INC. and STATE STREET BANK AND TRUST COMPANY (dated October 1,
1992) (the "State Street Trust") as the funding medium and governing trust instrument for the Plans;

        WHEREAS, the Company and the Trustee desire to amend and restate the State Street Trust into the form of this written agreement of trust, which agreement shall also constitute a master trust.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree and declare as follows:


                                   ARTICLE I
                           ESTABLISHMENT OF THE TRUST


        Section 1.1. The Company and the Trustee hereby agree to the establishment of a trust consisting of such sums of money and other property as shall from time to time be paid to the Trustee under the Plans and such earnings, income and appreciation as may accrue thereon, which, less losses, taxes, compensation and expenses paid in accordance with Article VI and any payments made by the Trustee to carry out the purposes of the Plans, are referred to herein as the "Fund". The Trustee shall carry out the duties and responsibilities herein specified, but shall be under no duty to determine whether the amount of any contribution by the Company or the Subsidiaries (collectively, the "Employers") is in accordance with the terms of the Plans nor shall the Trustee be responsible for the collection of any contributions required under the Plans.


        Section 1.2. The Fund shall be held, invested, reinvested and administered by the Trustee in accordance with the terms of the Plans and this Agreement solely in the interest of Participants and their Beneficiaries and for the exclusive purpose of providing benefits to Participants and their
Beneficiaries and defraying reasonable expenses of administering the Plans. Except as provided in Section 4.2, no assets of the Plans shall inure to the benefit of the Employers.

        Section 1.3. The Trustee shall pay benefits and expenses from the Fund only upon the written direction of the Plan Administrator. The Trustee shall be fully entitled to rely on such directions furnished by the Plan Administrator, and shall be under no duty to ascertain whether the directions are in accordance with the provisions of the Plans.

        Section 1.4. The Fund is a master trust fund which holds the assets of more than one qualified plan of the Employers. The Fund shall be subdivided into sub-trusts to account for each Plan's interest in the Fund. In furtherance thereof, all transfers to, withdrawals from, and other transactions regarding the Fund shall be conducted in such a way that the proportionate interest in the Fund of each Plan and the fair market value of that interest may be determined at any time. Whenever the assets of more than one Plan are commingled in the Fund or in any Investment Fund (as defined in Article II), the undivided interest therein of that Plan shall be debited or credited (as the case may be)
(i) for the entire amount of every contribution received on behalf of that plan, every benefit payment or other expense attributable solely to that Plan; and
(ii) for its proportionate share of every item collected or accrued income, gain or loss, and general expense, and other transactions attributable to the Fund or that Investment Fund as a whole. As of each date when the fair market value of the investments held in the Fund or an Investment Fund are determined, the Trustee shall adjust the value of each Plan's interest therein the reflect the net increase or decrease in such values since such last day.

                                   ARTICLE II
                             INVESTMENT OF THE FUND

        Section 2.1. The NACCO Industries, Inc. Retirement Funds Investment Committee (the "Investment Committee") shall direct the Trustee to establish one or more separate investment accounts within the Fund, each separate account being hereinafter referred to as an "Investment Fund". In accordance with
Section 1.4 hereof, each Plan's interest in each Investment Fund shall be separately accounted for.

        In the absence of the existence of an Investment Committee, all Investment Committee actions under this Agreement shall be taken by the Company. The Trustee shall transfer to each such Investment Fund such portion of the assets of the Fund as the Plan Administrator directs in accordance with the specific provisions of each Plan. All interest, dividends and other income received with respect to, and any proceeds received from the sale or other disposition of, securities or other property held in an Investment Fund shall be credited to and reinvested in such Investment Fund. All expenses of the Fund which are allocable to a particular Investment fund shall be so allocated and charged. The Investment Committee shall notify the Trustee in writing of the selection of the Investment Funds currently available for investment under the Plans, and any changes thereto.

        Section 2.2. Each Participant shall have the exclusive right, in accordance with the provisions of the Plans, to direct the investment by the Trustee of all amounts allocated to the separate accounts of the Participant under the Plans among any one or more of the available Investment Funds. All investment directions by Participants shall be timely furnished to the Trustee by the Plan Administrator, except to the extent such directions are transmitted telephonically or otherwise by Participants directly to the Trustee or its delegate in accordance with rules and procedures established and approved by the Plan Administrator and communicated to the Trustee.

        Section 2.3. In making any investment of the assets of the Fund, the Trustee shall be fully entitled to rely on such directions furnished to it by the Plan Administrator or by Participants in accordance with the Plan Administrator's approved rules and procedures, and shall be under no duty to make any inquiry or investigation with respect thereto. If the Trustee receives any contribution under a Plan that is not accompanied by instructions directing its investment, the Trustee shall immediately notify the appropriate Plan Administrator of that fact, and the Trustee may, in its discretion, hold or return all or a portion of the contribution uninvested without liability for loss of income or appreciation pending receipt of proper investment directions. Otherwise, it is specifically intended under the Plans and this Agreement that the Trustee shall have no discretionary authority to determine the investment of the assets of the Fund.

        Section 2.4. To the extent specifically authorized by the Plans, the Investment Committee may direct the Trustee to establish one or more Investment Funds all of the assets of which shall be invested in securities which constitute "qualifying employer securities" or "qualifying employer real property" within the meaning of Section 407 of ERISA. It shall be the duty of the Investment Committee to determine that such investment is not prohibited by
Section 406 or 407 of ERISA.

        Section 2.5. Investment Manager Appointment. The Investment committee, from time to time and in accordance with the provisions of the Plans, may appoint one or more independent Investment Managers, pursuant to a written investment management agreement describing the powers and duties of the Investment Manager, to direct the investment and reinvestment of all or a portion of the Trust Fund or an Investment fund (hereinafter referred to as an "Investment Account").

        The Investment Committee shall be responsible for ascertaining that while each Investment Manager is acting in that capacity hereunder, the following requirements are satisfied:

                   (a) The Investment Manager is either (I) registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (ii) a bank as defined in that Act or (iii) an insurance company qualified to perform the services described in (b) below under the laws or more than one state.

                   (b) The Investment Manager has the power to manage, acquire or dispose of any assets of the Plans for which it is responsible hereunder.

                   (c) The Investment Manager has acknowledged in writing to the Investment Committee, the Administrator and the Trustee that he or it is a fiduciary with respect to the Plans within the meaning of Section 3(21)(A) of ERISA.

        The Investment Committee shall furnish the Trustee with written notice of the appointment of each Investment Manager hereunder, and of the termination of any such appointment. Such notice shall specify the assets which shall constitute the Investment Account. The Trustee shall be fully protected in relying upon the effectiveness of such appointment and the Investment Manager's continuing satisfaction of the requirements set forth above until it receives written notice from the Investment Committee to the contrary.

        The Trustee shall conclusively presume that each Investment Manager, under its investment management agreement, is entitled to act, in directing the investment and reinvestment of the Investment Account for which it is responsible, in its sole and independent discretion and without limitation, except for any limitations which from time to time the Investment Committee and the Trustee agree (in writing) shall modify the scope of such authority.

        The Trustee shall have no liability (i) for the acts or omissions of any Investment Manager; (ii) for following directions, including investment directions of an Investment Manager, an Administrator or the Investment Committee, which are given in accordance with this Trust Agreement; or (iii) for any loss of any kind which may result by reason of the manner of division of the Trust Fund or Investment Fund into Investment Accounts.

        An Investment Manager shall certify, at the request of the Trustee, the value of any securities or other property held in any Investment Account managed by such Investment Manager, and such certification shall be regarded as a direction with regard to such valuation. The Trustee shall be entitled to conclusively rely upon such valuation for all purposes under this Trust Agreement.

        Section 2.6. Subject to the foregoing provisions of this Article the Trustee shall have the authority, in addition to any authority given by law, to exercise the following powers in the administration of the Trust:

                   (a) to invest and reinvest all or a part of the Fund in accordance with Participants' investment directions in any available Investment Fund selected by the Investment Committee without restriction to investments authorized for fiduciaries, including, without limitation on the amount that may be invested therein, any common,  collective  or  commingled  trust  fund  maintained  by  the
           Trustee. Any investment in, and any terms and conditions of, any common, collective or commingled trust fund available only to employee trusts which meets the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), or corresponding provisions of subsequent income tax laws of the United States, shall constitute an integral part of this Agreement and each of the Plans, and is hereby incorporated by reference. The commingling of the assets of this Fund with the assets of all other qualified participating trusts in such common collective of commingled trust funds is specifically authorized.

                   (b) to dispose of all or any part of the investments, securities, or other property which may from time to time or at any time constitute the Fund in accordance with the investment directions by the Investment Committee or Participants furnished to it pursuant to Sections 2.1 and 2.2 respectively or the written directions by the Plan Administrator furnished to it pursuant to Section 1.3, and to make, execute and deliver to the purchasers thereof good and sufficient deeds of conveyance therefor, and all assignments, transfers and other legal instruments, either necessary or convenient for passing the title and ownership thereto, free and discharged of all trusts and without liability on the part of such purchasers to see to the application of the purchase money;

                   (c) to hold cash uninvested to the extent necessary to pay benefits or expenses of the Plans;

                   (d) to cause any investment of the Fund to be registered in the name of the Trustee or the name of its nominee or nominees or to retain such investment unregistered or in a form permitting transfer by delivery; provided that the books and records of the Trustee shall at all times show that all such investments are part of the Fund;

                   (e) to vote in person or by proxy with respect to all shares of the mutual funds offered by The Vanguard Group, Inc. (the "Vanguard Funds") which are held by the Plan solely in accordance with directions furnished to it by the Investment Committee, and to vote in person or by proxy with respect to all other securities credited to a Participant's separate accounts under the Plan solely in accordance with directions furnished to it by the Participant in accordance with the terms of the Plans;

                   (f) upon the written direction of the Plan Administrator, to apply for, purchase, hold or transfer any life insurance, retirement income, endowment or annuity contract;

                   (g) to consult and employ any suitable agent to act on behalf of the Trustee and to contract for legal, accounting, clerical and other services deemed necessary by the Trustee to manage and administer the Fund according to the terms of the Plans and this Agreement;

                   (h) upon the written direction of the Plan Administrator, to make loans from the Fund to Participants in amounts and on terms approved by the Plan Administrator in accordance with the provisions of the Plans; provided that the Plan Administrator shall have the responsibility for collecting all loan repayments required to be made under the Plans and for furnishing the Trustee with copies of all promissory notes evidencing such loans; and

                   (i) to pay from the Fund all taxes imposed or levied with respect to the Fund or any part thereof under existing or future laws, and to contest the validity or amount of any tax, assessment, claim or demand respecting the Fund or any part thereof.

        Section 2.7. Except as may be authorized by regulations promulgated by the Secretary of Labor, the Trustee shall not maintain the indicia of ownership in any assets of the Fund outside of the jurisdiction of the district courts of the United States.

                                  ARTICLE III
                          DUTIES AND RESPONSIBILITIES

        Section 3.1. The Trustee, the Employers, the Investment Committee and the Plan Administrator shall each discharge their assigned duties and responsibilities under this Agreement and the Plan solely in the interest of Participants and their Beneficiaries in the following manner:

                   (a) for the  exclusive  purpose  of  providing  benefits  to
           Participants  and  their   Beneficiaries  and  defraying   reasonable
           expenses of administering the Plans;

                   (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                   (c) by diversifying the available investments under the Plans so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                   (d) in accordance with the provisions of the Plans and this Trust Agreement insofar as they are consistent with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

        Section 3.2. The Trustee shall keep full and accurate accounts of all receipts, investments, disbursements and other transactions hereunder, including such specific records as may be agreed upon in writing between the Plan Administrators and the Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by any authorized representative of an Employer, or the Plan Administrator, or the Investment Committee. A Participant may examine only those individual account records pertaining directly to him.

        Section 3.3. Within 120 days after the end of each Plan Year or within 120 days after its removal or resignation, the Trustee shall file with the Company and each Plan Administrator a written account of the administration of the Fund showing all transactions effected by the Trustee subsequent to the period covered by the last preceding account to the end of such Plan Year or date of removal or resignation and all property held at its fair market value at the end of the accounting period. Upon approval of such accounting by the Company and each Plan Administrator, neither the Employers nor the Plan Administrators shall be entitled to any further accounting by the Trustee. The Company and each Plan Administrator may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within 90 days from the date on which the accounting is delivered to the Company and each Plan Administrator.

        Section 3.4. In accordance with the terms of the Plans, the Trustee shall open and maintain separate accounts in the name of each Participant in order to record all contributions by or on behalf of the Participant under each Plan and any earnings, losses and expenses attributable thereto. The Plan Administrator shall furnish the Trustee with written instructions enabling the Trustee to allocate properly all contributions and other amounts under each Plan to the separate accounts of Participants. In making such allocation, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrators and shall be under no duty to make any inquiry or investigation with respect thereto.

        Section 3.5. The Trustee shall furnish each Participant with statements at least annually, or more frequently as may be agreed upon with the Plan Administrators, reflecting the current fair market value of the Participant's separate accounts under each Plan.

        Section 3.6. The Employers, the Plan Administrators and the Trustee shall furnish to the other(s) any documents, reports, returns, statements, or other information that the other(s) reasonably deem necessary to perform their duties imposed under the Plans or this Agreement or otherwise imposed by law.

        Section 3.7. The Trustee shall withhold any tax which by any present or future law is required to be withheld from any payment under the Plans, provided that the Plan Administrator provides the information reasonable requested by the Trustee to enable the Trustee to so withhold.

        Section 3.8. The Trustee shall not be required to determine the facts concerning the eligibility of any Participant to participate in a Plan, the amount of benefits payable to any Participant or Beneficiary under a Plan, or the date or method of payment or disbursement. The Trustee shall be fully entitled to rely solely upon the written advice and directions of the Plan Administrator as to any such question of fact.

        Section 3.9. Unless resulting from the Trustee's negligence, willful misconduct, lack of good faith, or breach of its fiduciary duties under this Agreement or ERISA, the Employers shall indemnify and save harmless the Trustee from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, costs and expenses, including without limitation, reasonable attorney's fees incident to any suit, action, investigation, claim or proceedings suffered, sustained, incurred or required to be paid by the Trustee in connection with the Plan or this Agreement.

                                   ARTICLE IV
                            PROHIBITION OF DIVERSION

        Section 4.1. Except as provided in Sections 2.6(i), 4.2 and 6.1, at no time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries under the Plans shall any part of the corpus or income of the Fund be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, or for defraying reasonable expenses of administering the Plans.

        Section   4.2.   The   provisions   of  Section   4.1   notwithstanding,
contributions made by the Employers under the Plans may be returned to an Employer under the following conditions:

           (a) If a contribution is made by mistake of fact, such contribution shall be returned to the affected Employer, upon written request of such Employer, within one year after the date of the payment of such contribution;

           (b) Contributions to the Plan are specifically conditioned upon their deductibility under the Code. To the extent a deduction is disallowed for any such contribution, it may be returned to the affected Employer, upon written request of such Employer, within one year after the disallowance of the deduction. Contributions which are not deductible in the taxable year in which made but are deductible in subsequent taxable years shall not be considered to be disallowed for purposes of this subsection; and

           (c) If a contribution is conditioned upon the qualification of the Plans and Trust under Section 401 and 501 of the Code, the contributions of the affected Employers to the Trust for all Plan Years, with the gains and losses thereon, shall be returned by the Trustee to the affected Employer, within one year in the event that the Commissioner of the Internal Revenue fails to rule that the Plans and Trust were as of such date qualified and tax-exempt (within the meaning of Sections 401 and 501 of the Code); and

           (d) In the event that a Plan whose assets are held in the Fund is terminated, assets of such Pan may be returned to the affected Employer if all liabilities to participants and beneficiaries of such Plan have been satisfied.

                                   ARTICLE V
          COMMUNICATION WITH PLAN ADMINISTRATOR, INVESTMENT COMMITTEE
                                 AND EMPLOYERS

        Section 5.1. Whenever the Trustee is permitted or required to act upon the directions or instructions of the Investment Committee, or a Plan
Administrator, the Trustee shall be entitled to act upon any written communication signed by any person or agent designated to act as or on behalf of the Investment Committee or Plan Administrator, as applicable. Such person or agent shall be so designated either under the provisions of the Plans or in writing by the Company and their authority shall continue until revoked in writing. The Trustee shall incur no liability for failure to act on such person's or agent's instructions or orders without written communication, and the Trustee shall be fully protected in all actions taken in good faith in reliance upon any instructions, directions, certifications and communications believed to be genuine and to have been signed or communicated by the proper person.

        Section 5.2. The Company shall notify the Trustee in writing as to the appointment, removal or resignation of any person designated to act as or on behalf of the Investment Committee or Plan Administrator. After such notification, the Trustee shall be fully protected in acting upon the directions of, or dealing with, any person designated to act as or on behalf of the Investment Committee or Plan Administrator until it receives notice to the contrary. The Trustee shall have no duty to inquire into the qualifications of any person designated to act as or on behalf of the Investment Committee or Plan Administrator.

                                   ARTICLE VI
                             TRUSTEE'S COMPENSATION

        Section 6.1. The Trustee shall be entitled to reasonable compensation for its services as agreed upon with the Company. If approved by the applicable Plan Administrator, the Trustee shall also be entitled to reimbursement for all direct expenses properly and actually incurred on behalf of a Plan. Such compensation or reimbursement shall be paid to the Trustee out of the Fund; provided, however, that the Company, in its absolute discretion, may elect at any time to pay part or all thereof directly (or to direct the Employers to pay part or all thereof directly), but any such election shall not bind the Company as to its right to elect with respect to the same or other expenses at any other time to have such expenses reimbursed or paid from the Fund. In the event the Employers pay part or all of such compensation and/or expenses directly, the Employers may direct the Trustee in writing to reimburse the Employers for such expenses out of the Fund.

                                  ARTICLE VII
                       RESIGNATION AND REMOVAL OF TRUSTEE

        Section 7.1. The Trustee may resign at any time by written notice to the Company which shall be effective 30 days after delivery unless prior thereto a successor Trustee shall have been appointed.

        Section 7.2. The Trustee may be removed by the Investment Committee at any time upon 30 days written notice to the Trustee; such notice, however, may be waived by the Trustee.

        Section 7.3. The appointment of a successor Trustee hereunder shall be accomplished by and shall take effect upon the delivery to the resigning or removed Trustee, as the case may be, of written notice of the Investment Committee appointing such successor Trustee, and an acceptance in writing of the office of successor Trustee hereunder executed by the successor so appointed. Any successor Trustee may be either a corporation authorized and empowered to exercise trust powers or one or more individuals. All of the provisions set forth herein with respect to the Trustee shall relate to each successor Trustee so appointed with the same force and effect as if such successor Trustee had been originally named herein as the Trustee hereunder. If within 30 days after notice of resignation shall have been given under the provisions of this Article a successor Trustee shall not have been appointed, the resigning Trustee or the Company may apply to any court of competent jurisdiction for the appointment of a successor Trustee.

        Section 7.4. Upon the appointment of a successor Trustee, the resigning or removed Trustee shall transfer and deliver the Fund to such successor Trustee, and after the final account of the resigning or removed Trustee has been approved or settled, any Trustee so resigning or removed shall make no surrender charge with respect to the Fund.

                                  ARTICLE VIII
                              INSURANCE COMPANIES

        Section 8.1. If any contract issued by an insurance company shall form a part of the Fund assets, the insurance company shall not be deemed a party to this Agreement. A certification in writing by the Trustee as to the occurrence of any event contemplated by this Agreement or the Plans shall be conclusive evidence thereof and the insurance company shall be protected in relying upon such certification and shall incur no liability for so doing. With respect to any action under any such contract, the insurance company may deal with the Trustee as the sole owner thereof and need not see that any action of the Trustee is authorized by this Agreement or the Plans. Any change made or action taken by an insurance company upon the direction of the Trustee shall fully discharge the insurance company from all liability with respect thereto, and it need not see to the distribution or further application of any moneys paid by it to the Trustee or paid in accordance with the direction of the Trustee.

                                   ARTICLE IX
                     AMENDMENT AND TERMINATION OF THE TRUST

        Section 9.1. The Company may, by delivery to the Trustee of an instrument in writing, amend, terminate or partially terminate this Agreement at any time; provided, however, that no amendment shall increase the duties or liabilities of the Trustee without the Trustee's consent; and, provided further, that no amendment shall divert any part of the Fund to any purpose other than providing benefits to Participants and their Beneficiaries or defraying reasonable expenses of administering the Plans. In the event of a termination or partial termination of the Agreement, the Fund (or applicable portion thereof) shall be paid out by the Trustee after settlement of its final account in accordance with applicable law pursuant to instructions given by the Company.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

        Section 10.1. Unless the context of this Agreement clearly indicates otherwise, the terms defined in the Plans shall, when used herein, have the same meaning as in the Plans.

        Section 10.2. Except as otherwise required in the case of any qualified domestic relations order within the meaning of Section 414(p) of the Code, the benefits or proceeds of any allocated or unallocated portion of the assets of the Fund and any interest of any Participant or Beneficiary arising out of or created by a Plan either before or after the Participant's retirement shall not be subject to execution, attachment, garnishment or other legal or judicial process whatsoever by any person, whether creditor or otherwise, claiming against such Participant or Beneficiary. No Participant or Beneficiary shall have the right to alienate, encumber or assign any of the payments or proceeds or any other interest arising out of or created by the Plan and any action purporting to do so shall be void. The provisions of this Section shall apply to all Participants and Beneficiaries, regardless of their citizenship or place of residence.

        Section 10.3. Nothing contained in this Agreement or in the Plans shall require the Employers to retain any Employee in its service.

        Section 10.4. Any person dealing with the Trustee may rely upon a copy of this Agreement and any amendments thereto certified to be true and correct by the Trustee.

        Section 10.5. The Trustee hereby acknowledges receipt of a copy of each of the Plans. The Plan Administrator will cause a copy of any amendment to a Plan to be delivered to the Trustee.

        Section 10.6. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall continue to be fully effective.

        Section 10.7. The construction, validity and administration of this Agreement and the Plans shall be governed by the laws of the Commonwealth of Pennsylvania, except to the extent that such laws have been specifically superseded by ERISA.

                                   ARTICLE XI
                        PARTICIPATION BY OTHER EMPLOYERS

        Section 11.1. Adoption by Other Employers; Withdrawals. The Fund is established by the Company for use as the funding vehicle for the Plans which it maintains for various groups of employees and for use as the funding vehicle for the Plans of any Employer.

                   (a) Any Employer which has been certified to the Trustee by the company as being authorized and as having adopted this Trust with the consent of the Company as a funding vehicle for its own Plans may, at any time thereafter, become a party to this Trust Agreement. Such Employer must file with the Trustee a certified copy of a resolution of its Board of Directors (or its delegate) evidencing its election so to do; and

                   (b) Any Employer which is a party to this Trust Agreement and which has been certified to the Trustee by the Company as having adopted one or more other Plans and as being authorized to adopt this Trust as the funding medium for such other Plan or Plans may, at any time thereafter, adopt this Trust for the purposes of such other Plan or Plans by filing with the Trustee a certified copy of a resolution of its Board of Directors (or its delegate) evidencing its election so to do.

        Thereafter, the Trustee shall receive and hold as a part of the Trust Fund, subject to the provisions of this Trust Agreement, any deposits made to it under such Plans by or at the direction of such Employer. Should this paragraph become operative:

                   (i) In the event of the withdrawal of a Plan from the trust or in the event of the Company's or an Employer's election to terminate or to fund separately the benefits provided under any of its Plans, the Company shall require the Trustee to value the share of the Fund which is held for the benefit or persons having an interest therein under such Plans. The Trustee shall there upon segregate and dispose of such share in accordance with the written direction of the Company accompanied by its certification to the Trustee that such segregation and disposition is in accordance with the terms of the Plans and the requirements of the law.

                   (ii) If the company or any Employer receives notice that one or more of the Plans is no longer qualified under the provisions of
        Section 401 of the Code or the corresponding provisions of any future Federal revenue act, the Company shall immediately require the Trustee to value the share of the Fund which is held for the benefit of such persons having an interest under such disqualified Plan or Plans. The Trustee shall thereupon segregate, withdraw from the Trust Fund, and dispose of such share as directed by the Company.

                   (iii) In the event that any group of employees covered by a Plan is withdrawn from such Plan, the Company shall, if required by the terms of such Plan, require the Trustee to value the share of the Fund which is held for the benefit of such group of employees. The Trustee shall thereupon segregate and dispose of such share in accordance with the direction of the Company accompanied by its certification to the Trustee that such segregation and disposition is in accordance with the terms of such Plan and the requirements of the law.

        The Trustee shall have no duty to see that the valuation of any share in accordance with the provisions of this Section 11.1 is caused to be made by the Company, nor to segregate and dispose of any such share in the absence of the written direction of the Company to do so.

        Section 11.2. Powers and Authorities of Other Employers to be Exercised Excessively by Company. Each Employer, other than the Company, which is or shall become a party to this Trust Agreement, hereby irrevocably gives and grants to the Company full and exclusive power and authority to exercise all of the powers conferred upon it by the terms of this Trust Agreement and to take or refrain from taking any and all action which such Employer might otherwise take or refrain from taking with respect to this Trust Agreement, including the sole and exclusive power to exercise, enforce or waive any rights whatsoever which such Employer might otherwise have with respect to the Trust Fund, and each such Employer, by becoming a party to this Trust Agreement, irrevocably appoints the Company its agent for such purposes. The Trustee shall have no obligation to account to any such Employer or to follow the instructions of or otherwise deal with any such Employer, the intention being that the Trustee shall deal solely with the Company as if the Trustee and the Company were the only parties in this Trust Agreement.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Attest:                                     NACCO INDUSTRIES, INC.


Charles A. Bittenbender                     By  Steven M. Billick

Attest:                                     VANGUARD FIDUCIARY TRUST COMPANY


Nancy D. Higgs                              By  R. Gregory Barton
                                                Vice President

                                   EXHIBIT A


1.       The North American Coal Corporation Retirement Savings Plan
2.       The NACCO Materials Handling Group, Inc. Profit Sharing Plan
3. The Hamilton Beach/Proctor-Silex, Inc. Employees' Retirement Savings (401(k)) Plan
4.       The Kitchen Collection, Inc. Retirement Income Plan